UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 22, 2004
                                                ______________________________


                     ESB Financial Corporation
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)



        Pennsylvania                    0-19345                25-1659846
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)


600 Lawrence Avenue, Ellwood City, Pennsylvania                  16117
______________________________________________________________________________
 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (724) 758-5584
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On December 22, 2004, ESB Financial Corporation issued the press release included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated December 22, 2004


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ESB FINANCIAL CORPORATION


                         By:  /s/ Charlotte A. Zuschlag
                              --------------------------------------------
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer

Date:  December 22, 2004